                                                                    EXHIBIT 4.1

                                                INCORPORATED UNDER THE LAWS
                                                 OF THE STATE OF FLORIDA
                NUMBER                                                                        SHARES



                FC                                [FARO LOGO ATTACHED]

                  COMMON                                                                      CUSIP
                  STOCK
                                                                                              SEE REVERSE FOR CERTAIN DEFINITIONS


                THIS CERTIFIES THAT







                IS THE REGISTERED HOLDER OF

                        SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, FULLY PAID AND NON-ASSESSABLE OF
                                                     FARO Technologies, Inc.
                transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Articles of Incorporation and any
                amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this Certificate assents.  This Certificate is not valid until countersigned by the
                Transfer Agent and registered by the Registrar.

                     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                Dated:
                                                                                            ------------------------------------


                             Secretary                       [FARO SEAL]           countersigned and registered
                                                                                   FIRSTAR TRUST COMPANY
                                                                                   P.O. BOX 2077
                                                                                   Milwaukee, Wisconsin  532
                                                                                   TRANSFER AGENT AND ???

                                                                                   AUTHORIZED SIGNATURE

                                                                                   CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

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


FARO Technologies, Inc. (the "Company") will furnish to any holder of its Common Stock or Preferred Stock, upon request and without charge, a full statement of the designations, preferences and relative participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such designations, preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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
        TEN COM   --   as tenants in common                    UNIF GIFT MIN ACT--              Custodian
        TEN ENT   --   as tenants by the entireties                               --------------           -------------
        JT TEN    --   as joint tenants with right                                    (Gift)                  (Minor)
                       of survivorship and not as                                under Uniform Gifts to Minors Act
                       tenants in common
                                                                              -------------------------------------
                                                                                             (State)
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    Additional abbreviations may also be used though not in the above list.


   For Value Received                     hereby sell, assign and transfer unto
                     ---------------------

      [PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE]

      [                                     ]

   ----------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             ZIP CODE OF ASSIGNEE)

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------
                                                                        shares
   ---------------------------------------------------------------------
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated:
        ----------------

                              Signature:
                                        --------------------------------------
                               NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.



  SIGNATURE(S) GUARANTEED:
                          -----------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                          AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                          MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                          MEDALLION PROGRAM), PURSUANT TO SEC RULE 17 Ad-15.